UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

October 3, 2014 (October 2, 2014)

PetLife Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52445	33-1133537
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

433 N. Camden Dr., Beverly Hills, CA	90210
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 279-5152

Clear TV Ventures, Inc.

(formerly Eco Ventures Group, Inc.)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Certain Officers or Directors; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

On October 2, 2014, the Board of Directors of Petlife Pharmaceuticals, Inc. (the “Company”) appointed Sebastian Serrell-Watts as Executive Vice President and Secretary of the Company. Mr. Serrell-Watts was also appointed as a Director.

Mr. Serrell-Watts has diverse experience in operations, healthcare, and the financial industry, with tenures at firms such as Merrill Lynch and Kovack Securities. He is also experienced in corporate operations, management, sales and distribution. He was educated in England and at the University of Southern California.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETLIFE PHARMACEUTICALS, INC.

(Registrant)

Dated: October 3, 2014

By:  \s\ Dr. Arthur Mikaelian

Dr. Arthur Mikaelian

President